                                 Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Fourth Quarter & Full Year 2018 Financial Results

▪	Delivers All-Time Record Revenue of $11.6 Billion

▪	Repurchased 1.3 Million Shares During Fourth Quarter
HOUSTON, Feb. 5, 2019 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2018 fourth quarter net income of $30.7 million; diluted earnings per common share of $1.62; adjusted net income (a non-GAAP measure) of $43.8 million; and adjusted diluted earnings per common share (a non-GAAP measure) of $2.31.
As shown in the attached non-GAAP reconciliation tables, the 2018 fourth quarter adjusted results (non-GAAP measures) exclude approximately $13.1 million of net after-tax adjustments, or $0.69 per common share. These adjustments primarily reflect annual intangible asset testing, which resulted in non-cash franchise rights asset impairments of approximately $12.7 million after-tax, or $0.67 per share.
For the full year of 2018, net income decreased 26.1 percent from the comparable prior-year period, to $157.8 million; and diluted earnings per common share decreased 22.3 percent, to $7.83. Full year 2018 adjusted net income increased 9.8 percent, to $179.6 million; and adjusted diluted earnings per common share increased 15.3 percent, to an all-time high of $8.91. Total revenue grew 4.3 percent to a record $11.6 billion.
Full year and fourth quarter 2017 net after-tax adjustments are primarily explained by exclusion of benefits associated with U.S. tax reform legislation, which generated a gain of $73.0 million, or $3.45 per common share (see attached non-GAAP reconciliation tables for additional details).
“We are pleased with our 2018 performance that resulted in all-time records in revenue of $11.6 billion and adjusted diluted earnings per share of $8.91,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “We faced difficult new vehicle sales comparisons due to unprecedented replacement demand following Hurricane Harvey last year, as well as new vehicle supply shortages this year in the U.K. caused by Worldwide Harmonised Light Vehicle Test Procedure (“WLTP”) legislation. Our strong performance in used vehicles, parts and service, and F&I allowed us to deliver positive Same Store gross profit growth despite these very significant headwinds in our new vehicle business.”
Consolidated Results for Fourth Quarter 2018 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue was nearly flat at $2.9 billion against difficult prior year Hurricane Harvey driven comparisons and continued disruptions in the U.K. from WLTP legislation.

▪	Total gross profit grew 1.5 percent (2.6 percent), to $432.1 million.

▪	New vehicle revenues decreased 5.3 percent (decreased 4.1 percent) on 5.5 percent lower unit sales. New vehicle gross profit decreased 9.2 percent (decreased 7.7 percent), to $81.3 million.

▪	Retail used vehicle revenues increased 8.8 percent (10.0 percent) on 12.8 percent higher unit sales. Retail used vehicle gross profit increased 1.4 percent (2.4 percent), to $41.1 million.

▪	Parts and service gross profit increased 1.3 percent (2.2 percent) on revenue growth of 3.3 percent (4.3 percent).

1

▪
Finance and Insurance (F&I) gross profit PRU increased 5.8 percent (6.8 percent), to $1,582. U.S. F&I gross profit PRU increased $60, or 3.5 percent, to an all-time record of $1,760. Same Store U.S. F&I gross profit PRU increased $70, or 4.1 percent, to an all-time record of $1,767.

▪
Selling, General and Administrative (SG&A) expenses as a percent of gross profit increased 230 basis points, to 75.0 percent. Adjusted SG&A expenses as a percent of gross profit increased 220 basis points, to 74.8 percent.

Consolidated Results for Full Year 2018 (year-over-year comparable basis)

▪	Total revenue increased 4.3 percent (4.1 percent), to a record $11.6 billion.

▪	Total gross profit grew 4.8 percent (4.8 percent).

▪	New vehicle gross profit decreased 3.5 percent (decreased 3.2 percent). The Company retailed 170,517 new vehicles in 2018, which represented a one-percent decrease of new vehicle unit sales from 2017.

▪
Retail used vehicle gross profit increased 4.7 percent (4.4 percent) on a revenue increase of 13.1 percent (12.6 percent). The Company retailed 147,999 used vehicles in 2018, a 13.9 percent increase over 2017.

▪	Parts and service gross profit rose 5.5 percent (5.3 percent) on 5.9 percent (5.8 percent) higher revenues.

▪	F&I revenues rose 9.0 percent (8.9 percent). U.S. F&I gross profit PRU increased $63, to $1,710. U.S. Same Store F&I gross profit PRU increased $66, to $1,707.

▪
SG&A expenses as a percent of gross profit decreased 70 basis points, to 73.8 percent. Adjusted SG&A expenses as a percent of gross profit increased 90 basis points, to 74.6 percent. Adjusted U.S. SG&A expenses as a percent of gross profit increased 80 basis points, to 71.9 percent.

▪	Operating margin decreased 20 basis points to 2.9 percent. Adjusted operating margin decreased 20 basis points to 3.2 percent.
Segment Results for Fourth Quarter 2018 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 77.9 percent of total revenues and 81.6 percent of total gross profit. Total U.S. revenues were $2.3 billion, a decrease of 0.9 percent, driven by a 4.7 percent decrease in retail new vehicle revenue. New vehicle gross profit PRU decreased $105, or 5.1 percent, to $1,962; and total gross profit grew 0.5 percent, to $352.5 million. New vehicle inventory ended the quarter at 68 days’ supply.
As a reminder, our year-over-year comparisons were significantly influenced by Hurricane Harvey, as our Houston and Beaumont markets’ combined new vehicle unit sales declined 16 percent from the fourth quarter 2017. These two markets represent approximately 26 percent of our U.S. new vehicle sales.
Same Store SG&A expenses as a percent of gross profit increased 150 basis points to 70.5 percent. Adjusted Same Store SG&A expenses as a percent of gross profit increased 130 basis points, to 70.3 percent.
Same Store operating margin decreased 90 basis points to 3.3 percent. Adjusted operating margin decreased 20 basis points, to 4.0 percent.

▪	United Kingdom:
The Company’s U.K. operations accounted for 18.0 percent of total revenues and 15.0 percent of total gross profit. Total U.K. revenues increased 3.2 percent (6.3 percent), to $524.0 million, and were driven by double-digit revenue growth across used vehicles, aftersales, and F&I, despite the new vehicle industry decreasing by four percent. WLTP-related supply disruption continued in the quarter with the biggest impact being in the Audi brand, which historically represents approximately 30 percent of our U.K. new vehicle mix. Audi’s new vehicle industry sales declined 46 percent for the quarter. Total gross profit increased 7.4 percent (11.1 percent), to $64.9 million.
Same Store SG&A expenses as a percent of gross profit increased 240 basis points to 91.6 percent and Same Store operating margin decreased 50 basis points to 0.3 percent.

▪	Brazil:
The Company’s Brazilian operations were profitable during the fourth quarter and accounted for 4.1 percent of total revenues and 3.4 percent of total gross profit. The Company’s Same Store gross profit grew 10.5 percent on a constant currency basis, driven by revenue growth of 44.2 percent in F&I, 11.8 percent in new vehicles, and 5.3

2

percent in aftersales. Same Store F&I gross profit PRU grew 52.6 percent on a constant currency basis.

Same Store SG&A expenses as a percent of gross profit decreased 900 basis points to 83.4 percent. Adjusted Same Store SG&A as a percent of gross profit decreased 570 basis points to 83.4 percent.
Same Store operating margin and Same Store adjusted operating margin increased 650 basis points and 70 basis points respectively, to 1.7 percent.
Share Repurchase Authorization
In the fourth quarter 2018, the Company repurchased 1,313,786 shares at an average price per common share of $57.31 for a total of $75.3 million. For the full year of 2018, the Company repurchased 2,849,652 shares, or approximately 14 percent of the common shares outstanding at the start of the year, at an average price per common share of $63.75 for a total of $181.7 million. As of February 5, 2019, $49.7 million remains available under the Company’s prior common stock share repurchase authorization.
Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Corporate Development
During the fourth quarter 2018, as previously announced, the Company opened the following three add points:

▪	Sterling McCall Acura Sugarland, an add point in greater Houston, Texas, which is expected to generate approximately $40 million in annualized revenues;

▪	Toyota Aricanduva in São Paulo, Brazil, which is expected to generate approximately $25 million in annualized revenues;

▪	Skoda Southend in East London, U.K., which is expected to generate approximately $20 million in annualized revenues.
During the fourth quarter of 2018, the Company disposed of a Vauxhall franchise in Maidstone, southeast of London (U.K.), as well as a Volvo franchise in Columbus, Georgia. In January 2019, the Company disposed of a Hyundai franchise in Kansas City, Kansas, as well as a Mazda franchise in Houston, TX. These four franchises generated approximately $65 million in trailing-twelve-month revenues. The disposals are consistent with Group 1's strategy of actively managing its dealership portfolio to ensure appropriate returns on invested capital.
During 2018, the Company acquired a total of 17 franchises, which are expected to generate an estimated $615 million in annual revenues. The Company disposed of six franchises that generated approximately $195 million in trailing-twelve-month revenues at the time of disposition.
In January 2019, the Company opened Porsche of El Paso in Texas, which is expected to generate $25 million in annualized revenues.
Fourth Quarter 2018 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the fourth quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    5218141
A telephonic replay will be available following the call through February 12, 2019 by dialing:

3

Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10128118

About Group 1 Automotive, Inc.
Group 1 owns and operates 182 automotive dealerships, 237 franchises, and 47 collision centers in the United States, the United Kingdom and Brazil that offer 30 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES
In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with GAAP. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income and adjusted diluted earnings per share. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, gains and losses on dealership franchise or real estate transactions, and catastrophic weather events such as hail storms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized,

4

management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than United States dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

5

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended December 31,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,572,713	$1,661,309	(5.3)
Used vehicle retail sales	771,242	709,072	8.8
Used vehicle wholesale sales	86,122	91,809	(6.2)
Parts and service	354,744	343,510	3.3
Finance, insurance and other, net	123,991	114,705	8.1
Total revenues	2,908,812	2,920,405	(0.4)
COST OF SALES:
New vehicle retail sales	1,491,455	1,571,774	(5.1)
Used vehicle retail sales	730,178	668,558	9.2
Used vehicle wholesale sales	86,009	94,199	(8.7)
Parts and service	169,104	160,199	5.6
Total cost of sales	2,476,746	2,494,730	(0.7)
GROSS PROFIT	432,066	425,675	1.5
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	323,847	309,521	4.6
DEPRECIATION AND AMORTIZATION EXPENSE	17,109	15,178	12.7
ASSET IMPAIRMENTS	16,456	9,980	64.9
OPERATING INCOME (LOSS)	74,654	90,996	(18.0)
OTHER EXPENSE:
Floorplan interest expense	(16,547)	(13,713)	20.7
Other interest expense, net	(18,424)	(18,309)	0.6
INCOME (LOSS) BEFORE INCOME TAXES	39,683	58,974	(32.7)
BENEFIT (PROVISION) FOR INCOME TAXES	(8,965)	51,515	(117.4)
NET INCOME (LOSS)	$30,718	$110,489	(72.2)
Less: Earnings allocated to participating securities	$1,096	$3,718	(70.5)
Earnings available to diluted common shares	$29,622	$106,771	(72.3)
DILUTED EARNINGS PER SHARE	$1.62	$5.27	(69.3)
Weighted average dilutive common shares outstanding	18,255	20,261	(9.9)
Weighted average participating securities	681	708	(3.8)
Total weighted average shares outstanding	18,936	20,969	(9.7)

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Twelve Months Ended December 31,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$6,181,371	$6,157,531	0.4
Used vehicle retail sales	3,166,070	2,798,986	13.1
Used vehicle wholesale sales	369,575	400,170	(7.6)
Parts and service	1,416,889	1,338,032	5.9
Finance, insurance and other, net	467,453	429,002	9.0
Total revenues	11,601,358	11,123,721	4.3
COST OF SALES:
New vehicle retail sales	5,870,502	5,835,526	0.6
Used vehicle retail sales	2,980,142	2,621,431	13.7
Used vehicle wholesale sales	367,880	402,912	(8.7)
Parts and service	657,741	618,343	6.4
Total cost of sales	9,876,265	9,478,212	4.2
GROSS PROFIT	1,725,093	1,645,509	4.8
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,273,057	1,226,195	3.8
DEPRECIATION AND AMORTIZATION EXPENSE	67,070	57,936	15.8
ASSET IMPAIRMENTS	43,883	19,506	125.0
OPERATING INCOME (LOSS)	341,083	341,872	(0.2)
OTHER EXPENSE:
Floorplan interest expense	(59,882)	(52,372)	14.3
Other interest expense, net	(75,798)	(70,497)	7.5
INCOME (LOSS) BEFORE INCOME TAXES	205,403	219,003	(6.2)
BENEFIT (PROVISION) FOR INCOME TAXES	(47,631)	(5,561)	756.5
NET INCOME (LOSS)	$157,772	$213,442	(26.1)
Less: Earnings allocated to participating securities	$5,414	$7,511	(27.9)
Earnings available to diluted common shares	$152,358	$205,931	(26.0)
DILUTED EARNINGS PER SHARE	$7.83	$10.08	(22.3)
Weighted average dilutive common shares outstanding	19,461	20,425	(4.7)
Weighted average participating securities	697	752	(7.3)
Total weighted average shares outstanding	20,158	21,177	(4.8)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)

	As of December 31,
	2018	2017	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$15,932	$28,787	(44.7)
Contracts in transit and vehicle receivables, net	265,660	306,433	(13.3)
Accounts and notes receivable, net	193,981	188,611	2.8
Inventories, net	1,844,059	1,763,293	4.6
Prepaid expenses and other current assets	82,734	42,062	96.7
Total current assets	2,402,366	2,329,186	3.1
PROPERTY AND EQUIPMENT, net	1,347,835	1,318,959	2.2
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,223,555	1,198,666	2.1
OTHER ASSETS	27,319	24,254	12.6
Total assets	$5,001,075	$4,871,065	2.7

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,292,452	$1,240,695	4.2
Offset account related to floorplan notes payable - credit facility	(33,637)	(86,547)	(61.1)
Floorplan notes payable - manufacturer affiliates	417,924	397,183	5.2
Offset account related to floorplan notes payable - manufacturer affiliates	(100)	(22,500)	(99.6)
Current maturities of long-term debt and short-term financing	92,967	77,609	19.8
Current liabilities from interest rate risk management activities	115	1,996	(94.2)
Accounts payable	419,350	412,981	1.5
Accrued expenses	197,494	177,070	11.5
Total current liabilities	2,386,565	2,198,487	8.6
5.00% SENIOR NOTES (principal of $550,000 at December 31, 2018 and December 31, 2017, respectively)	543,730	542,063	0.3
5.25% SENIOR NOTES (principal of $300,000 at December 31, 2018 and December 31, 2017, respectively)	296,735	296,151	0.2
ACQUISITION LINE	31,842	26,988	18.0
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	366,723	405,950	(9.7)
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	42,459	47,032	(9.7)
DEFERRED INCOME TAXES	134,683	124,404	8.3
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	1,696	8,583	(80.2)
OTHER LIABILITIES	100,948	97,125	3.9
STOCKHOLDERS' EQUITY:
Common stock	255	255	—
Additional paid-in capital	292,774	291,461	0.5
Retained earnings	1,394,817	1,246,323	11.9
Accumulated other comprehensive income (loss)	(137,772)	(123,226)	11.8
Treasury stock	(454,380)	(290,531)	56.4
Total stockholders' equity	1,095,694	1,124,282	(2.5)
Total liabilities and stockholders' equity	$5,001,075	$4,871,065	2.7

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2018 (%)	2017 (%)	2018 (%)	2017 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
United States	Texas	38.6	39.2	36.4	37.0
	Oklahoma	6.7	6.0	6.3	6.1
	California	6.0	7.3	6.2	7.5
	Massachusetts	4.7	4.5	4.9	4.6
	Georgia	4.7	4.6	4.5	4.6
	Florida	2.7	2.9	2.7	2.6
	Louisiana	2.5	1.8	2.1	1.9
	New Hampshire	1.8	1.9	1.8	2.0
	South Carolina	1.9	1.6	1.6	1.4
	New Jersey	1.7	1.6	1.6	1.7
	Kansas	1.3	1.4	1.4	1.6
	Mississippi	1.1	1.1	1.2	1.3
	Alabama	0.7	0.8	0.7	1.0
	Maryland	0.5	0.4	0.5	0.4
	New Mexico	0.2	0.1	0.2	0.1
		75.1	75.2	72.1	73.8

International	United Kingdom	19.0	19.5	22.7	21.3
	Brazil	5.9	5.3	5.2	4.9
		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus		25.9	25.4	25.2	25.3
Volkswagen/Audi/Porsche/SEAT/SKODA		11.4	13.7	13.4	13.8
BMW/MINI		11.8	12.4	12.0	12.7
Ford/Lincoln		10.2	11.4	10.9	11.5
Honda/Acura		10.7	9.2	9.7	9.2
Nissan		6.5	7.0	6.5	7.4
Chevrolet/GMC/Buick/Cadillac		7.1	6.3	6.1	6.2
Mercedes-Benz/smart/Sprinter		5.1	4.4	4.8	4.0
Chrysler/Dodge/Jeep/RAM		3.7	3.9	4.0	3.9
Hyundai/Kia		3.7	3.8	3.9	3.9
Jaguar/Land Rover		2.0	1.2	1.9	0.9
Other		1.9	1.3	1.6	1.2
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,249,434	$1,310,577	(4.7)
Used vehicle retail sales	579,151	540,528	7.1
Used vehicle wholesale sales	41,403	50,284	(17.7)
Total used	620,554	590,812	5.0
Parts and service	290,520	286,608	1.4
Finance, insurance and other, net	106,032	99,200	6.9
Total	$2,266,540	$2,287,197	(0.9)
GROSS MARGIN %:
New vehicle retail sales	5.0	5.3
Used vehicle retail sales	5.6	5.9
Used vehicle wholesale sales	0.9	(4.5)
Total used	5.2	5.0
Parts and service	52.2	53.2
Finance, insurance and other, net	100.0	100.0
Total	15.6	15.3
GROSS PROFIT:
New vehicle retail sales	$62,287	$69,455	(10.3)
Used vehicle retail sales	32,172	31,931	0.8
Used vehicle wholesale sales	364	(2,257)	116.1
Total used	32,536	29,674	9.6
Parts and service	151,625	152,349	(0.5)
Finance, insurance and other, net	106,032	99,200	6.9
Total	$352,480	$350,678	0.5
UNITS SOLD:
Retail new vehicles sold	31,754	33,608	(5.5)
Retail used vehicles sold	27,887	24,735	12.7
Wholesale used vehicles sold	6,832	8,194	(16.6)
Total used	34,719	32,929	5.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$39,347	$38,996	0.9
Used vehicle retail	$20,768	$21,853	(5.0)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,962	$2,067	(5.1)
Used vehicle retail sales	1,154	1,291	(10.6)
Used vehicle wholesale sales	53	(275)	119.3
Total used	937	901	4.0
Finance, insurance and other, net (per retail unit)	$1,778	$1,700	4.6

OTHER:
Adjusted Finance, insurance and other revenue, net (1), (2)	$104,957	$99,200	5.8
Adjusted Total Revenue (1)	$2,265,465	$2,287,197	(1.0)
Adjusted Total Gross Profit (1)	$351,405	$350,678	0.2
Adjusted Total Gross Margin (1)	15.5	15.3
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,760	$1,700	3.5
SG&A expenses	$252,634	$242,070	4.4
Adjusted SG&A expenses (1)	$251,020	$242,070	3.7
SG&A as % revenues	11.1	10.6
Adjusted SG&A as % revenues (1)	11.1	10.6
SG&A as % gross profit	71.7	69.0
Adjusted SG&A as % gross profit (1)	71.4	69.0
Operating margin %	3.1	4.1
Adjusted operating margin % (1)	3.8	4.2
Pretax margin %	1.7	2.8
Adjusted pretax margin % (1)	2.5	2.9
INTEREST EXPENSE:
Floorplan interest expense	$(14,723)	$(12,267)	20.0
Floorplan assistance	12,621	12,952	(2.6)
Net floorplan income (expense)	$(2,102)	$685	(406.9)
Other interest expense, net	$(16,464)	$(16,922)	(2.7)

(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(2) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Twelve Months Ended December 31,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,682,820	$4,768,864	(1.8)
Used vehicle retail sales	2,306,999	2,160,699	6.8
Used vehicle wholesale sales	178,910	250,668	(28.6)
Total used	2,485,909	2,411,367	3.1
Parts and service	1,153,257	1,124,380	2.6
Finance, insurance and other, net	401,271	375,954	6.7
Total	$8,723,257	$8,680,565	0.5
GROSS MARGIN %:
New vehicle retail sales	4.9	5.1
Used vehicle retail sales	6.1	6.7
Used vehicle wholesale sales	2.1	(1.0)
Total used	5.9	5.9
Parts and service	53.4	53.6
Finance, insurance and other, net	100.0	100.0
Total	15.9	15.7
GROSS PROFIT:
New vehicle retail sales	$229,058	$244,286	(6.2)
Used vehicle retail sales	141,707	144,529	(2.0)
Used vehicle wholesale sales	3,751	(2,427)	254.6
Total used	145,458	142,102	2.4
Parts and service	615,519	602,972	2.1
Finance, insurance and other, net	401,271	375,954	6.7
Total	$1,391,306	$1,365,314	1.9
UNITS SOLD:
Retail new vehicles sold	122,873	127,141	(3.4)
Retail used vehicles sold	111,806	101,170	10.5
Wholesale used vehicles sold	30,625	37,662	(18.7)
Total used	142,431	138,832	2.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$38,111	$37,508	1.6
Used vehicle retail	$20,634	$21,357	(3.4)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,864	$1,921	(3.0)
Used vehicle retail sales	1,267	1,429	(11.3)
Used vehicle wholesale sales	122	(64)	290.6
Total used	1,021	1,024	(0.3)
Finance, insurance and other, net (per retail unit)	$1,710	$1,647	3.8

OTHER:
Adjusted Finance, insurance and other revenue, net (1), (2)	$400,196	$382,504	4.6
Adjusted Total revenue (1)	$8,722,182	$8,687,115	0.4
Adjusted Total gross profit (1)	$1,390,231	$1,371,864	1.3
Adjusted Total gross margin (1)	15.9	15.8
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,705	$1,675	1.8
SG&A expenses	$982,064	$983,974	(0.2)
Adjusted SG&A expenses (1)	$999,548	$975,497	2.5
SG&A as % revenues	11.3	11.3
Adjusted SG&A as % revenues (1)	11.5	11.2
SG&A as % gross profit	70.6	72.1
Adjusted SG&A as % gross profit (1)	71.9	71.1
Operating margin %	3.6	3.7
Adjusted operating margin % (1)	3.9	4.0
Pretax margin %	2.2	2.4
Adjusted pretax margin % (1)	2.5	2.7
INTEREST EXPENSE:
Floorplan interest expense	$(52,773)	$(47,221)	11.8
Floorplan assistance	46,313	47,984	(3.5)
Net floorplan income (expense)	$(6,460)	$763	(946.7)
Other interest expense, net	$(68,085)	$(66,493)	2.4

(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(2) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$246,050	$267,785	(8.1)	(5.3)
Used vehicle retail sales	171,004	144,415	18.4	21.9
Used vehicle wholesale sales	39,375	37,243	5.7	8.7
Total used	210,379	181,658	15.8	19.2
Parts and service	52,640	45,141	16.6	20.1
Finance, insurance and other, net	14,955	13,263	12.8	17.0
Total	$524,024	$507,847	3.2	6.3
GROSS MARGIN %:
New vehicle retail sales	5.7	5.7
Used vehicle retail sales	4.5	4.6
Used vehicle wholesale sales	(1.3)	(0.9)
Total used	3.4	3.5
Parts and service	54.8	56.6
Finance, insurance and other, net	100.0	100.0
Total	12.4	11.9
GROSS PROFIT:
New vehicle retail sales	$14,033	$15,231	(7.9)	(4.2)
Used vehicle retail sales	7,610	6,696	13.6	16.8
Used vehicle wholesale sales	(516)	(322)	(60.2)	(66.2)
Total used	7,094	6,374	11.3	14.3
Parts and service	28,843	25,559	12.8	16.2
Finance, insurance and other, net	14,955	13,263	12.8	17.0
Total	$64,925	$60,427	7.4	11.1
UNITS SOLD:
Retail new vehicles sold	8,019	8,750	(8.4)
Retail used vehicles sold	7,148	6,188	15.5
Wholesale used vehicles sold	4,742	5,089	(6.8)
Total used	11,890	11,277	5.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,683	$30,604	0.3	3.3
Used vehicle retail	$23,923	$23,338	2.5	5.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,750	$1,741	0.5	4.5
Used vehicle retail sales	1,065	1,082	(1.6)	1.1
Used vehicle wholesale sales	(109)	(63)	(73.0)	(78.3)
Total used	597	565	5.7	8.4
Finance, insurance and other, net (per retail unit)	$986	$888	11.0	15.3

OTHER:
SG&A expenses	$58,845	$54,095	8.8	12.3
SG&A as % revenues	11.2	10.7
SG&A as % gross profit	90.6	89.5
Operating margin %	0.4	0.8
Adjusted operating margin % (1)	0.5	0.8
Pretax margin %	(0.2)	0.3
Adjusted pretax margin % (1)	(0.1)	0.3
INTEREST EXPENSE:
Floorplan interest expense	$(1,635)	$(1,304)	25.4	29.5
Floorplan assistance	141	237	(40.5)	(38.6)
Net floorplan expense	$(1,494)	$(1,067)	40.0	44.6
Other interest expense, net	$(1,782)	$(1,278)	39.4	43.9

(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Twelve Months Ended December 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,217,135	$1,092,612	11.4	7.3
Used vehicle retail sales	771,719	546,266	41.3	36.5
Used vehicle wholesale sales	173,783	136,847	27.0	22.6
Total used	945,502	683,113	38.4	33.7
Parts and service	217,594	165,755	31.3	26.9
Finance, insurance and other, net	57,154	44,523	28.4	24.7
Total	$2,437,385	$1,986,003	22.7	18.4
GROSS MARGIN %:
New vehicle retail sales	5.2	5.5
Used vehicle retail sales	5.0	4.8
Used vehicle wholesale sales	(1.6)	(0.9)
Total used	3.8	3.7
Parts and service	56.5	57.3
Finance, insurance and other, net	100.0	100.0
Total	11.5	11.3
GROSS PROFIT:
New vehicle retail sales	$63,579	$60,581	4.9	1.6
Used vehicle retail sales	38,898	26,275	48.0	42.9
Used vehicle wholesale sales	(2,704)	(1,173)	(130.5)	(127.1)
Total used	36,194	25,102	44.2	38.9
Parts and service	122,975	95,047	29.4	25.1
Finance, insurance and other, net	57,154	44,523	28.4	24.7
Total	$279,902	$225,253	24.3	20.3
UNITS SOLD:
Retail new vehicles sold	38,716	36,571	5.9
Retail used vehicles sold	31,966	24,623	29.8
Wholesale used vehicles sold	21,666	18,334	18.2
Total used	53,632	42,957	24.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,438	$29,876	5.2	1.4
Used vehicle retail	$24,142	$22,185	8.8	5.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,642	$1,657	(0.9)	(4.0)
Used vehicle retail sales	1,217	1,067	14.1	10.0
Used vehicle wholesale sales	(125)	(64)	(95.3)	(92.2)
Total used	675	584	15.6	11.3
Finance, insurance and other, net (per retail unit)	$809	$728	11.1	8.0

OTHER:
SG&A expenses	$240,403	$191,570	25.5	21.4
Adjusted SG&A expenses (1)	$240,403	$191,282	25.7	21.6
SG&A as % revenues	9.9	9.6
Adjusted SG&A as % revenues (1)	9.9	9.6
SG&A as % gross profit	85.9	85.0
Adjusted SG&A as % gross profit (1)	85.9	84.9
Operating margin %	1.1	1.3
Adjusted operating margin % (1)	1.1	1.3
Pretax margin %	0.5	0.9
Adjusted pretax margin % (1)	0.6	0.9
INTEREST EXPENSE:
Floorplan interest expense	$(6,322)	$(4,727)	33.7	29.6
Floorplan assistance	965	951	1.5	(2.3)
Net floorplan expense	$(5,357)	$(3,776)	41.9	37.7
Other interest expense, net	$(6,797)	$(3,664)	85.5	80.7

(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$77,229	$82,947	(6.9)	9.1
Used vehicle retail sales	21,087	24,129	(12.6)	2.4
Used vehicle wholesale sales	5,344	4,282	24.8	46.5
Total used	26,431	28,411	(7.0)	9.1
Parts and service	11,584	11,761	(1.5)	15.4
Finance, insurance and other, net	3,004	2,242	34.0	56.9
Total	$118,248	$125,361	(5.7)	10.5
GROSS MARGIN %:
New vehicle retail sales	6.4	5.8
Used vehicle retail sales	6.1	7.8
Used vehicle wholesale sales	5.0	4.4
Total used	5.9	7.3
Parts and service	44.6	45.9
Finance, insurance and other, net	100.0	100.0
Total	12.4	11.6
GROSS PROFIT:
New vehicle retail sales	$4,938	$4,849	1.8	19.0
Used vehicle retail sales	1,282	1,887	(32.1)	(20.4)
Used vehicle wholesale sales	265	189	40.2	64.6
Total used	1,547	2,076	(25.5)	(12.7)
Parts and service	5,172	5,403	(4.3)	12.2
Finance, insurance and other, net	3,004	2,242	34.0	56.9
Total	$14,661	$14,570	0.6	17.8
UNITS SOLD:
Retail new vehicles sold	2,499	2,355	6.1
Retail used vehicles sold	1,064	1,092	(2.6)
Wholesale used vehicles sold	515	290	77.6
Total used	1,579	1,382	14.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,904	$35,222	(12.3)	2.8
Used vehicle retail	$19,819	$22,096	(10.3)	5.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,976	$2,059	(4.0)	12.2
Used vehicle retail sales	1,205	1,728	(30.3)	(18.3)
Used vehicle wholesale sales	515	652	(21.0)	(7.3)
Total used	980	1,502	(34.8)	(23.6)
Finance, insurance and other, net (per retail unit)	$843	$650	29.7	51.8

OTHER:
SG&A expenses	$12,368	$13,356	(7.4)	8.5
Adjusted SG&A expenses (1)	$12,368	$12,881	(4.0)	12.6
SG&A as % revenues	10.5	10.7
Adjusted SG&A as % revenues (1)	10.5	10.3
SG&A as % gross profit	84.4	91.7
Adjusted SG&A as % gross profit (1)	84.4	88.4
Operating margin %	1.6	(4.7)
Adjusted operating margin % (1)	1.6	1.1
Pretax margin %	1.3	(4.9)
Adjusted pretax margin % (1)	1.3	0.9
INTEREST EXPENSE:
Floorplan interest expense	$(189)	$(142)	33.1	55.4
Floorplan assistance	—	—	—	—
Net floorplan expense	$(189)	$(142)	33.1	55.4
Other interest expense, net	$(178)	$(109)	63.3	90.0

(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Twelve Months Ended December 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$281,416	$296,055	(4.9)	8.5
Used vehicle retail sales	87,352	92,021	(5.1)	7.9
Used vehicle wholesale sales	16,882	12,655	33.4	53.9
Total used	104,234	104,676	(0.4)	13.4
Parts and service	46,038	47,897	(3.9)	9.7
Finance, insurance and other, net	9,028	8,525	5.9	22.0
Total	$440,716	$457,153	(3.6)	10.0
GROSS MARGIN %:
New vehicle retail sales	6.5	5.8
Used vehicle retail sales	6.1	7.3
Used vehicle wholesale sales	3.8	6.8
Total used	5.7	7.3
Parts and service	44.9	45.2
Finance, insurance and other, net	100.0	100.0
Total	12.2	12.0
GROSS PROFIT:
New vehicle retail sales	$18,232	$17,138	6.4	22.4
Used vehicle retail sales	5,323	6,751	(21.2)	(10.4)
Used vehicle wholesale sales	648	858	(24.5)	(13.0)
Total used	5,971	7,609	(21.5)	(10.7)
Parts and service	20,654	21,670	(4.7)	8.7
Finance, insurance and other, net	9,028	8,525	5.9	22.0
Total	$53,885	$54,942	(1.9)	12.3
UNITS SOLD:
Retail new vehicles sold	8,928	8,488	5.2
Retail used vehicles sold	4,227	4,140	2.1
Wholesale used vehicles sold	1,596	1,148	39.0
Total used	5,823	5,288	10.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,521	$34,879	(9.6)	3.2
Used vehicle retail	$20,665	$22,227	(7.0)	5.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,042	$2,019	1.1	16.3
Used vehicle retail sales	1,259	1,631	(22.8)	(12.3)
Used vehicle wholesale sales	406	747	(45.6)	(37.4)
Total used	1,025	1,439	(28.8)	(18.9)
Finance, insurance and other, net (per retail unit)	$686	$675	1.6	17.1

OTHER:
SG&A expenses	$50,590	$50,651	(0.1)	15.0
Adjusted SG&A expenses (1)	$46,920	$50,176	(6.5)	6.9
SG&A as % revenues	11.5	11.1
Adjusted SG&A as % revenues (1)	10.6	11.0
SG&A as % gross profit	93.9	92.2
Adjusted SG&A as % gross profit (1)	87.1	91.3
Operating margin %	0.4	(0.9)
Adjusted operating margin % (1)	1.2	0.7
Pretax margin %	—	(1.0)
Adjusted pretax margin % (1)	0.8	0.6
INTEREST EXPENSE:
Floorplan interest expense	$(787)	$(424)	85.6	110.6
Floorplan assistance	—	—	—	—
Net floorplan expense	$(787)	$(424)	85.6	110.6
Other interest expense, net	$(916)	$(340)	169.4	199.6

(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,572,713	$1,661,309	(5.3)	(4.1)
Used vehicle retail sales	771,242	709,072	8.8	10.0
Used vehicle wholesale sales	86,122	91,809	(6.2)	(4.0)
Total used	857,364	800,881	7.1	8.4
Parts and service	354,744	343,510	3.3	4.3
Finance, insurance and other, net	123,991	114,705	8.1	9.0
Total	$2,908,812	$2,920,405	(0.4)	0.8
GROSS MARGIN %:
New vehicle retail sales	5.2	5.4
Used vehicle retail sales	5.3	5.7
Used vehicle wholesale sales	0.1	(2.6)
Total used	4.8	4.8
Parts and service	52.3	53.4
Finance, insurance and other, net	100.0	100.0
Total	14.9	14.6
GROSS PROFIT:
New vehicle retail sales	$81,258	$89,535	(9.2)	(7.7)
Used vehicle retail sales	41,064	40,514	1.4	2.4
Used vehicle wholesale sales	113	(2,390)	104.7	105.9
Total used	41,177	38,124	8.0	9.2
Parts and service	185,640	183,311	1.3	2.2
Finance, insurance and other, net	123,991	114,705	8.1	9.0
Total	$432,066	$425,675	1.5	2.6
UNITS SOLD:
Retail new vehicles sold	42,272	44,713	(5.5)
Retail used vehicles sold	36,099	32,015	12.8
Wholesale used vehicles sold	12,089	13,573	(10.9)
Total used	48,188	45,588	5.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,205	$37,155	0.1	1.5
Used vehicle retail	$21,365	$22,148	(3.5)	(2.5)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,922	$2,002	(4.0)	(2.4)
Used vehicle retail sales	1,138	1,265	(10.0)	(9.2)
Used vehicle wholesale sales	9	(176)	105.1	106.6
Total used	855	836	2.3	3.3
Finance, insurance and other, net (per retail unit)	$1,582	$1,495	5.8	6.8

OTHER:
Adjusted Finance, insurance and other revenue, net (1), (2)	$122,916	$114,705	7.2	8.1
Adjusted Total revenue (1)	$2,907,737	$2,920,405	(0.4)	0.8
Adjusted Total gross profit (1)	$430,991	$425,675	1.2	2.3
Adjusted Total gross margin (1)	14.8	14.6
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,568	$1,495	4.9	5.8
SG&A expenses	$323,847	$309,521	4.6	5.9
Adjusted SG&A expenses (1)	$322,233	$309,046	4.3	5.6
SG&A as % revenues	11.1	10.6
Adjusted SG&A as % revenues (1)	11.1	10.6
SG&A as % gross profit	75.0	72.7
Adjusted SG&A as % gross profit (1)	74.8	72.6
Operating margin %	2.6	3.1
Adjusted operating margin % (1)	3.2	3.5
Pretax margin %	1.4	2.0
Adjusted pretax margin % (1)	1.9	2.4
INTEREST EXPENSE:
Floorplan interest expense	$(16,547)	$(13,713)	20.7	21.3
Floorplan assistance	12,761	13,189	(3.2)	(3.2)
Net floorplan expense	$(3,786)	$(524)	622.5	638.1
Other interest expense, net	$(18,424)	$(18,309)	(0.6)	1.1

(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(2) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Twelve Months Ended December 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$6,181,371	$6,157,531	0.4	0.3
Used vehicle retail sales	3,166,070	2,798,986	13.1	12.6
Used vehicle wholesale sales	369,575	400,170	(7.6)	(8.5)
Total used	3,535,645	3,199,156	10.5	10.0
Parts and service	1,416,889	1,338,032	5.9	5.8
Finance, insurance and other, net	467,453	429,002	9.0	8.9
Total	$11,601,358	$11,123,721	4.3	4.1
GROSS MARGIN %:
New vehicle retail sales	5.0	5.2
Used vehicle retail sales	5.9	6.3
Used vehicle wholesale sales	0.5	(0.7)
Total used	5.3	5.5
Parts and service	53.6	53.8
Finance, insurance and other, net	100.0	100.0
Total	14.9	14.8
GROSS PROFIT:
New vehicle retail sales	$310,869	$322,005	(3.5)	(3.2)
Used vehicle retail sales	185,928	177,555	4.7	4.4
Used vehicle wholesale sales	1,695	(2,742)	161.8	166.9
Total used	187,623	174,813	7.3	7.0
Parts and service	759,148	719,689	5.5	5.3
Finance, insurance and other, net	467,453	429,002	9.0	8.9
Total	$1,725,093	$1,645,509	4.8	4.8
UNITS SOLD:
Retail new vehicles sold	170,517	172,200	(1.0)
Retail used vehicles sold	147,999	129,933	13.9
Wholesale used vehicles sold	53,887	57,144	(5.7)
Total used	201,886	187,077	7.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,251	$35,758	1.4	1.3
Used vehicle retail	$21,393	$21,542	(0.7)	(1.1)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,823	$1,870	(2.5)	(2.3)
Used vehicle retail sales	1,256	1,367	(8.1)	(8.4)
Used vehicle wholesale sales	31	(48)	164.6	171.0
Total used	929	934	(0.5)	(0.8)
Finance, insurance and other, net (per retail unit)	$1,468	$1,420	3.4	3.3

OTHER:
Adjusted Finance, insurance and other revenue, net (1), (2)	$466,378	$435,552	7.1	7.0
Adjusted Total revenue (1)	$11,600,283	$11,130,271	4.2	4.0
Adjusted Total gross profit (1)	$1,724,018	$1,652,059	4.4	4.3
Adjusted Total gross margin (1)	14.9	14.8
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,464	$1,442	1.5	1.5
SG&A expenses	$1,273,057	$1,226,195	3.8	3.8
Adjusted SG&A expenses (1)	$1,286,871	$1,216,955	5.7	5.7
SG&A as % revenues	11.0	11.0
Adjusted SG&A as % revenues (1)	11.1	10.9
SG&A as % gross profit	73.8	74.5
Adjusted SG&A as % gross profit (1)	74.6	73.7
Operating margin %	2.9	3.1
Adjusted operating margin % (1)	3.2	3.4
Pretax margin %	1.8	2.0
Adjusted pretax margin % (1)	2.0	2.3
INTEREST EXPENSE:
Floorplan interest expense	$(59,882)	$(52,372)	14.3	14.2
Floorplan assistance	47,277	48,935	(3.4)	(3.5)
Net floorplan expense	$(12,605)	$(3,437)	266.7	265.1
Other interest expense, net	$(75,798)	$(70,497)	7.5	7.4

(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(2) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,219,825	$1,286,220	(5.2)
Used vehicle retail sales	564,987	531,511	6.3
Used vehicle wholesale sales	40,580	49,224	(17.6)
Total used	605,567	580,735	4.3
Parts and service	287,610	281,730	2.1
Finance, insurance and other, net	103,412	97,593	6.0
Total	$2,216,414	$2,246,278	(1.3)
GROSS MARGIN %:
New vehicle retail sales	5.0	5.3
Used vehicle retail sales	5.6	5.9
Used vehicle wholesale sales	0.9	(4.5)
Total used	5.2	5.0
Parts and service	52.1	53.2
Finance, insurance and other, net	100.0	100.0
Total	15.6	15.3
GROSS PROFIT:
New vehicle retail sales	$60,834	$67,832	(10.3)
Used vehicle retail sales	31,373	31,391	(0.1)
Used vehicle wholesale sales	352	(2,191)	116.1
Total used	31,725	29,200	8.6
Parts and service	149,750	149,765	—
Finance, insurance and other, net	103,412	97,593	6.0
Total	$345,721	$344,390	0.4
UNITS SOLD:
Retail new vehicles sold	30,835	33,117	(6.9)
Retail used vehicles sold	27,097	24,397	11.1
Wholesale used vehicles sold	6,627	8,083	(18.0)
Total used	33,724	32,480	3.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$39,560	$38,839	1.9
Used vehicle retail	$20,851	$21,786	(4.3)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,973	$2,048	(3.7)
Used vehicle retail sales	1,158	1,287	(10.0)
Used vehicle wholesale sales	53	(271)	119.6
Total used	941	899	4.7
Finance, insurance and other, net (per retail unit)	$1,785	$1,697	5.2

OTHER:
Adjusted Finance, insurance and other revenue, net (2), (3)	$102,337	$97,593	4.9
Adjusted Total revenue (2)	$2,215,339	$2,246,278	(1.4)
Adjusted Total gross profit (2)	$344,646	$344,390	0.1
Adjusted Total gross margin (2)	15.6	15.3
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,767	$1,697	4.1
SG&A expenses	$243,619	$237,470	2.6
Adjusted SG&A expenses (2)	$242,332	$237,470	2.0
SG&A as % revenues	11.0	10.6
Adjusted SG&A as % revenues (2)	10.9	10.6
SG&A as % gross profit	70.5	69.0
Adjusted SG&A as % gross profit (2)	70.3	69.0
Operating margin %	3.3	4.2
Adjusted operating margin % (2)	4.0	4.2

(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(3) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Twelve Months Ended December 31,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,577,539	$4,722,200	(3.1)
Used vehicle retail sales	2,255,446	2,141,315	5.3
Used vehicle wholesale sales	173,968	247,852	(29.8)
Total used	2,429,414	2,389,167	1.7
Parts and service	1,137,841	1,113,635	2.2
Finance, insurance and other, net	391,730	371,932	5.3
Total	$8,536,524	$8,596,934	(0.7)
GROSS MARGIN %:
New vehicle retail sales	4.9	5.1
Used vehicle retail sales	6.1	6.7
Used vehicle wholesale sales	2.2	(1.0)
Total used	5.9	5.9
Parts and service	53.3	53.6
Finance, insurance and other, net	100.0	100.0
Total	16.0	15.7
GROSS PROFIT:
New vehicle retail sales	$223,295	$241,341	(7.5)
Used vehicle retail sales	138,623	143,287	(3.3)
Used vehicle wholesale sales	3,747	(2,411)	255.4
Total used	142,370	140,876	1.1
Parts and service	606,405	597,184	1.5
Finance, insurance and other, net	391,730	371,932	5.3
Total	$1,363,800	$1,351,333	0.9
UNITS SOLD:
Retail new vehicles sold	120,090	126,205	(4.8)
Retail used vehicles sold	109,332	100,475	8.8
Wholesale used vehicles sold	29,915	37,383	(20.0)
Total used	139,247	137,858	1.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$38,118	$37,417	1.9
Used vehicle retail	$20,629	$21,312	(3.2)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,859	$1,912	(2.8)
Used vehicle retail sales	1,268	1,426	(11.1)
Used vehicle wholesale sales	125	(64)	295.3
Total used	1,022	1,022	—
Finance, insurance and other, net (per retail unit)	$1,707	$1,641	4.0

OTHER:
Adjusted Finance, insurance and other revenue, net (2), (3)	$390,655	$378,482	3.2
Adjusted Total revenue (2)	$8,535,449	$8,603,484	(0.8)
Adjusted Total gross profit (2)	$1,362,725	$1,357,883	0.4
Adjusted Total gross margin (2)	16.0	15.8
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,703	$1,670	2.0
SG&A expenses	$979,531	$973,412	0.6
Adjusted SG&A expenses (2)	$974,201	$964,935	1.0
SG&A as % revenues	11.5	11.3
Adjusted SG&A as % revenues (2)	11.4	11.2
SG&A as % gross profit	71.8	72.0
Adjusted SG&A as % gross profit (2)	71.5	71.1
Operating margin %	3.4	3.7
Adjusted operating margin % (2)	3.9	4.0

(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(3) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$218,569	$266,779	(18.1)	(15.6)
Used vehicle retail sales	150,220	143,577	4.6	7.7
Used vehicle wholesale sales	36,527	37,013	(1.3)	1.5
Total used	186,747	180,590	3.4	6.4
Parts and service	46,881	44,619	5.1	8.2
Finance, insurance and other, net	12,449	13,171	(5.5)	(2.0)
Total	$464,646	$505,159	(8.0)	(5.2)
GROSS MARGIN %:
New vehicle retail sales	6.2	5.7
Used vehicle retail sales	4.5	4.6
Used vehicle wholesale sales	(0.9)	(0.9)
Total used	3.5	3.5
Parts and service	53.9	56.6
Finance, insurance and other, net	100.0	100.0
Total	12.4	11.9
GROSS PROFIT:
New vehicle retail sales	$13,548	$15,202	(10.9)	(7.3)
Used vehicle retail sales	6,824	6,669	2.3	5.2
Used vehicle wholesale sales	(346)	(325)	(6.5)	(10.9)
Total used	6,478	6,344	2.1	4.9
Parts and service	25,265	25,247	0.1	3.1
Finance, insurance and other, net	12,449	13,171	(5.5)	(2.0)
Total	$57,740	$59,964	(3.7)	(0.5)
UNITS SOLD:
Retail new vehicles sold	7,270	8,694	(16.4)
Retail used vehicles sold	6,246	6,121	2.0
Wholesale used vehicles sold	4,366	5,031	(13.2)
Total used	10,612	11,152	(4.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,065	$30,685	(2.0)	1.0
Used vehicle retail	$24,051	$23,456	2.5	5.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,864	$1,749	6.6	10.8
Used vehicle retail sales	1,093	1,090	0.3	3.1
Used vehicle wholesale sales	(79)	(65)	(21.5)	(27.8)
Total used	610	569	7.2	10.2
Finance, insurance and other, net (per retail unit)	$921	$889	3.6	7.4
OTHER:
SG&A expenses	$52,863	$53,493	(1.2)	2.0
SG&A as % revenues	11.4	10.6
SG&A as % gross profit	91.6	89.2
Operating margin %	0.3	0.8
Adjusted operating margin % (2)	0.4	0.8

(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Twelve Months Ended December 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$978,873	$1,073,144	(8.8)	(11.9)
Used vehicle retail sales	612,307	532,469	15.0	11.4
Used vehicle wholesale sales	144,303	133,483	8.1	4.6
Total used	756,610	665,952	13.6	10.0
Parts and service	177,079	161,723	9.5	6.1
Finance, insurance and other, net	45,788	43,584	5.1	2.2
Total	$1,958,350	$1,944,403	0.7	(2.6)
GROSS MARGIN %:
New vehicle retail sales	5.6	5.6
Used vehicle retail sales	5.0	4.9
Used vehicle wholesale sales	(1.3)	(0.8)
Total used	3.8	3.8
Parts and service	56.1	57.4
Finance, insurance and other, net	100.0	100.0
Total	11.7	11.4
GROSS PROFIT:
New vehicle retail sales	$54,607	$59,827	(8.7)	(11.4)
Used vehicle retail sales	30,387	26,072	16.6	12.6
Used vehicle wholesale sales	(1,947)	(1,089)	(78.8)	(75.7)
Total used	28,440	24,983	13.8	9.9
Parts and service	99,375	92,842	7.0	3.7
Finance, insurance and other, net	45,788	43,584	5.1	2.2
Total	$228,210	$221,236	3.2	—
UNITS SOLD:
Retail new vehicles sold	31,777	35,751	(11.1)
Retail used vehicles sold	25,090	23,940	4.8
Wholesale used vehicles sold	17,883	17,871	0.1
Total used	42,973	41,811	2.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,804	$30,017	2.6	(0.9)
Used vehicle retail	$24,404	$22,242	9.7	6.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,718	$1,673	2.7	(0.3)
Used vehicle retail sales	1,211	1,089	11.2	7.5
Used vehicle wholesale sales	(109)	(61)	(78.7)	(75.6)
Total used	662	598	10.7	6.9
Finance, insurance and other, net (per retail unit)	$805	$730	10.3	7.3

OTHER:
SG&A expenses	$196,899	$186,160	5.8	2.6
Adjusted SG&A expenses (2)	$196,899	$185,872	5.9	2.7
SG&A as % revenues	10.1	9.6
Adjusted SG&A as % revenues (2)	10.1	9.6
SG&A as % gross profit	86.3	84.1
Adjusted SG&A as % gross profit (2)	86.3	84.0
Operating margin %	1.0	1.4
Adjusted operating margin % (2)	1.1	1.4

(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$70,923	$82,946	(14.5)	0.2
Used vehicle retail sales	19,845	24,129	(17.8)	(3.6)
Used vehicle wholesale sales	5,096	4,281	19.0	39.6
Total used	24,941	28,410	(12.2)	2.9
Parts and service	11,003	11,762	(6.5)	9.6
Finance, insurance and other, net	2,763	2,243	23.2	44.2
Total	$109,630	$125,361	(12.5)	2.5
GROSS MARGIN %:
New vehicle retail sales	6.5	5.8
Used vehicle retail sales	6.2	7.8
Used vehicle wholesale sales	5.1	4.4
Total used	6.0	7.3
Parts and service	44.1	45.9
Finance, insurance and other, net	100.0	100.0
Total	12.5	11.6
GROSS PROFIT:
New vehicle retail sales	$4,637	$4,849	(4.4)	11.8
Used vehicle retail sales	1,240	1,887	(34.3)	(23.0)
Used vehicle wholesale sales	258	188	37.2	60.7
Total used	1,498	2,075	(27.8)	(15.4)
Parts and service	4,854	5,404	(10.2)	5.3
Finance, insurance and other, net	2,763	2,243	23.2	44.2
Total	$13,752	$14,571	(5.6)	10.5
UNITS SOLD:
Retail new vehicles sold	2,253	2,355	(4.3)
Retail used vehicles sold	1,004	1,091	(8.0)
Wholesale used vehicles sold	457	290	57.6
Total used	1,461	1,381	5.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,479	$35,221	(10.6)	4.7
Used vehicle retail	$19,766	$22,116	(10.6)	4.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,058	$2,059	—	16.8
Used vehicle retail sales	1,235	1,730	(28.6)	(16.4)
Used vehicle wholesale sales	565	648	(12.8)	1.9
Total used	1,025	1,503	(31.8)	(20.1)
Finance, insurance and other, net (per retail unit)	$848	$651	30.3	52.6

OTHER:
SG&A expenses	$11,472	$13,459	(14.8)	(0.1)
Adjusted SG&A expenses (2)	$11,472	$12,984	(11.6)	3.6
SG&A as % revenues	10.5	10.7
Adjusted SG&A as % revenues (2)	10.5	10.4
SG&A as % gross profit	83.4	92.4
Adjusted SG&A as % gross profit (2)	83.4	89.1
Operating margin %	1.7	(4.8)
Adjusted operating margin % (2)	1.7	1.0

(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Twelve Months Ended December 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$267,261	$293,820	(9.0)	3.6
Used vehicle retail sales	84,985	90,210	(5.8)	6.9
Used vehicle wholesale sales	16,441	12,638	30.1	49.8
Total used	101,426	102,848	(1.4)	12.2
Parts and service	44,596	47,242	(5.6)	7.5
Finance, insurance and other, net	8,630	8,285	4.2	19.7
Total	$421,913	$452,195	(6.7)	6.2
GROSS MARGIN %:
New vehicle retail sales	6.6	5.8
Used vehicle retail sales	6.2	7.4
Used vehicle wholesale sales	3.8	6.8
Total used	5.8	7.4
Parts and service	44.5	45.7
Finance, insurance and other, net	100.0	100.0
Total	12.3	12.0
GROSS PROFIT:
New vehicle retail sales	$17,516	$17,044	2.8	18.0
Used vehicle retail sales	5,252	6,708	(21.7)	(11.1)
Used vehicle wholesale sales	630	857	(26.5)	(15.6)
Total used	5,882	7,565	(22.2)	(11.6)
Parts and service	19,844	21,584	(8.1)	4.6
Finance, insurance and other, net	8,630	8,285	4.2	19.7
Total	$51,872	$54,478	(4.8)	8.9
UNITS SOLD:
Retail new vehicles sold	8,369	8,390	(0.3)
Retail used vehicles sold	4,098	4,094	0.1
Wholesale used vehicles sold	1,487	1,038	43.3
Total used	5,585	5,132	8.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,935	$35,020	(8.8)	3.8
Used vehicle retail	$20,738	$22,035	(5.9)	6.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,093	$2,031	3.1	18.3
Used vehicle retail sales	1,282	1,638	(21.7)	(11.2)
Used vehicle wholesale sales	424	826	(48.7)	(41.1)
Total used	1,053	1,474	(28.6)	(18.8)
Finance, insurance and other, net (per retail unit)	$692	$664	4.2	19.9

OTHER:
SG&A expenses	$48,050	$49,599	(3.1)	11.3
Adjusted SG&A expenses (2)	$45,116	$49,124	(8.2)	4.8
SG&A as % revenues	11.4	11.0
Adjusted SG&A as % revenues (2)	10.7	10.9
SG&A as % gross profit	92.6	91.0
Adjusted SG&A as % gross profit (2)	87.0	90.2
Operating margin %	0.5	(0.7)
Adjusted operating margin % (2)	1.2	0.9

(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,509,317	$1,635,945	(7.7)	(6.6)
Used vehicle retail sales	735,052	699,217	5.1	6.2
Used vehicle wholesale sales	82,203	90,518	(9.2)	(7.1)
Total used	817,255	789,735	3.5	4.7
Parts and service	345,494	338,111	2.2	3.2
Finance, insurance and other, net	118,624	113,007	5.0	5.8
Total	$2,790,690	$2,876,798	(3.0)	(1.9)
GROSS MARGIN %:
New vehicle retail sales	5.2	5.4
Used vehicle retail sales	5.4	5.7
Used vehicle wholesale sales	0.3	(2.6)
Total used	4.9	4.8
Parts and service	52.1	53.4
Finance, insurance and other, net	100.0	100.0
Total	15.0	14.6
GROSS PROFIT:
New vehicle retail sales	$79,019	$87,883	(10.1)	(8.6)
Used vehicle retail sales	39,437	39,947	(1.3)	(0.3)
Used vehicle wholesale sales	264	(2,328)	111.3	112.7
Total used	39,701	37,619	5.5	6.7
Parts and service	179,869	180,416	(0.3)	0.6
Finance, insurance and other, net	118,624	113,007	5.0	5.8
Total	$417,213	$418,925	(0.4)	0.6
UNITS SOLD:
Retail new vehicles sold	40,358	44,166	(8.6)
Retail used vehicles sold	34,347	31,609	8.7
Wholesale used vehicles sold	11,450	13,404	(14.6)
Total used	45,797	45,013	1.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,398	$37,041	1.0	2.2
Used vehicle retail	$21,401	$22,121	(3.3)	(2.2)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,958	$1,990	(1.6)	—
Used vehicle retail sales	1,148	1,264	(9.2)	(8.2)
Used vehicle wholesale sales	23	(174)	113.2	114.8
Total used	867	836	3.7	4.9
Finance, insurance and other, net (per retail unit)	$1,588	$1,491	6.5	7.3

OTHER:
Adjusted Finance, insurance and other revenue, net(2), (3)	$117,549	$113,007	4.0	4.8
Adjusted Total revenue (2)	$2,789,615	$2,876,798	(3.0)	(1.9)
Adjusted Total gross profit (2)	$416,138	$418,925	(0.7)	0.4
Adjusted Total gross margin (2)	14.9	14.6
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,574	$1,491	5.6	6.3
SG&A expenses	$307,954	$304,422	1.2	2.4
Adjusted SG&A expenses (2)	$306,667	$303,947	0.9	2.1
SG&A as % revenues	11.0	10.6
Adjusted SG&A as % revenues (2)	11.0	10.6
SG&A as % gross profit	73.8	72.7
Adjusted SG&A as % gross profit (2)	73.7	72.6
Operating margin %	2.7	3.2
Adjusted operating margin % (2)	3.3	3.5

(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(3) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Twelve Months Ended December 31,
	2018	2017	% Increase/ (Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$5,823,673	$6,089,164	(4.4)	(4.3)
Used vehicle retail sales	2,952,738	2,763,994	6.8	6.5
Used vehicle wholesale sales	334,712	393,973	(15.0)	(15.6)
Total used	3,287,450	3,157,967	4.1	3.8
Parts and service	1,359,516	1,322,600	2.8	2.8
Finance, insurance and other, net	446,148	423,801	5.3	5.3
Total	$10,916,787	$10,993,532	(0.7)	(0.8)
GROSS MARGIN %:
New vehicle retail sales	5.1	5.2
Used vehicle retail sales	5.9	6.4
Used vehicle wholesale sales	0.7	(0.7)
Total used	5.4	5.5
Parts and service	53.4	53.8
Finance, insurance and other, net	100.0	100.0
Total	15.1	14.8
GROSS PROFIT:
New vehicle retail sales	$295,418	$318,212	(7.2)	(6.9)
Used vehicle retail sales	174,262	176,067	(1.0)	(1.2)
Used vehicle wholesale sales	2,430	(2,643)	191.9	196.8
Total used	176,692	173,424	1.9	1.8
Parts and service	725,624	711,610	2.0	1.9
Finance, insurance and other, net	446,148	423,801	5.3	5.3
Total	$1,643,882	$1,627,047	1.0	1.1
UNITS SOLD:
Retail new vehicles sold	160,236	170,346	(5.9)
Retail used vehicles sold	138,520	128,509	7.8
Wholesale used vehicles sold	49,285	56,292	(12.4)
Total used	187,805	184,801	1.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,344	$35,746	1.7	1.7
Used vehicle retail	$21,316	$21,508	(0.9)	(1.2)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,844	$1,868	(1.3)	(1.0)
Used vehicle retail sales	1,258	1,370	(8.2)	(8.3)
Used vehicle wholesale sales	49	(47)	204.3	210.5
Total used	941	938	0.3	0.2
Finance, insurance and other, net (per retail unit)	$1,493	$1,418	5.3	5.3

OTHER:
Adjusted Finance, insurance and other revenue, net (2), (3)	$445,073	$430,351	3.4	3.4
Adjusted Total revenue (2)	$10,915,712	$11,000,082	(0.8)	(0.8)
Adjusted Total gross profit (2)	$1,642,807	$1,633,597	0.6	0.6
Adjusted Total gross margin (2)	15.0	14.9
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,490	$1,440	3.5	3.5
SG&A expenses	$1,224,480	$1,209,171	1.3	1.4
Adjusted SG&A expenses (2)	$1,216,215	$1,199,931	1.4	1.4
SG&A as % revenues	11.2	11.0
Adjusted SG&A as % revenues (2)	11.1	10.9
SG&A as % gross profit	74.5	74.3
Adjusted SG&A as % gross profit (2)	74.0	73.5
Operating margin %	2.9	3.1
Adjusted operating margin % (2)	3.3	3.4

(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(3) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2018	2017	% Increase/ (Decrease)
FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$106,032	$99,200	6.9
Pre-tax adjustments:
Catastrophic events	(1,075)	—
Adjusted Finance, insurance and other revenue, net (1)	$104,957	$99,200	5.8
TOTAL REVENUES RECONCILIATION:
As reported	$2,266,540	$2,287,197	(0.9)
Pre-tax adjustments:
Catastrophic events	(1,075)	—
Adjusted Total Revenues (1)	$2,265,465	$2,287,197	(1.0)
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$352,480	$350,678	0.5
Pre-tax adjustments:
Catastrophic events	(1,075)	—
Adjusted Total Gross Profit (1)	$351,405	$350,678	0.2
SG&A RECONCILIATION:
As reported	$252,634	$242,070	4.4
Pre-tax adjustments:
Catastrophic events	(605)	—
Gain (loss) on real estate and dealership transactions	(327)	—
Legal settlements	(682)	—
Adjusted SG&A (1)	$251,020	$242,070	3.7
TOTAL GROSS MARGIN %:
Unadjusted	15.6	15.3
Adjusted (1)	15.5	15.3
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,778	$1,700	4.6
Adjusted (1)	$1,760	$1,700	3.5
SG&A AS % REVENUES:
Unadjusted	11.1	10.6
Adjusted (1)	11.1	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	71.7	69.0
Adjusted (1)	71.4	69.0
OPERATING MARGIN %:
Unadjusted	3.1	4.1
Adjusted (1), (2)	3.8	4.2
PRETAX MARGIN %:
Unadjusted	1.7	2.8
Adjusted (1), (2)	2.5	2.9

SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$103,412	$97,593	6.0
Pre-tax adjustments:
Catastrophic events	(1,075)	—
Adjusted Finance, insurance and other revenue, net (1)	$102,337	$97,593	4.9
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$2,216,414	$2,246,278	(1.3)
Pre-tax adjustments:
Catastrophic events	(1,075)	—
Adjusted Total Revenues (1)	$2,215,339	$2,246,278	(1.4)
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$345,721	$344,390	0.4
Pre-tax adjustments:
Catastrophic events	(1,075)	—
Adjusted Total Gross Profit (1)	$344,646	$344,390	0.1
SAME STORE SG&A RECONCILIATION:
As reported	$243,619	$237,470	2.6
Pre-tax adjustments:
Catastrophic events	(605)	—
Legal settlements	(682)	—
Adjusted Same Store SG&A (1)	$242,332	$237,470	2.0
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	15.6	15.3
Adjusted (1)	15.6	15.3
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,785	$1,697	5.2
Adjusted (1)	$1,767	$1,697	4.1
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.0	10.6
Adjusted (1)	10.9	10.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	70.5	69.0
Adjusted (1)	70.3	69.0
SAME STORE OPERATING MARGIN %:
Unadjusted	3.3	4.2
Adjusted (1), (3)	4.0	4.2

(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of Revenues and SG&A reconciling items above, as well as non-cash asset impairment charges of $15,971 for the three months ended December 31, 2018 and $3,236 for the three months ended December 31, 2017.
(3) Excludes the impact of Same Store Revenues and SG&A reconciling items above, as well as non-cash asset impairment charges of $15,971 for the three months ended December 31, 2018 and $1,514 for the three months ended December 31, 2017.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Twelve Months Ended December 31,
	2018	2017	% Increase/ (Decrease)
FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$401,271	$375,954	6.7
Pre-tax adjustments:
Catastrophic events	(1,075)	6,550
Adjusted Finance, insurance and other revenue, net (1)	$400,196	$382,504	4.6
TOTAL REVENUES RECONCILIATION:
As reported	$8,723,257	$8,680,565	0.5
Pre-tax adjustments:
Catastrophic events	(1,075)	6,550
Adjusted Total Revenues (1)	$8,722,182	$8,687,115	0.4
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,391,306	$1,365,314	1.9
Pre-tax adjustments:
Catastrophic events	(1,075)	6,550
Adjusted Total Gross Profit (1)	$1,390,231	$1,371,864	1.3
SG&A RECONCILIATION:
As reported	$982,064	$983,974	(0.2)
Pre-tax adjustments:
Catastrophic events	(6,417)	(8,792)
Gain (loss) on real estate and dealership transactions	25,186	(798)
Legal settlements	(1,285)	1,113
Adjusted SG&A (1)	$999,548	$975,497	2.5
TOTAL GROSS MARGIN %:
Unadjusted	15.9	15.7
Adjusted (1)	15.9	15.8
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,710	$1,647	3.8
Adjusted (1)	$1,705	$1,675	1.8
SG&A AS % REVENUES:
Unadjusted	11.3	11.3
Adjusted (1)	11.5	11.2
SG&A AS % OF GROSS PROFIT:
Unadjusted	70.6	72.1
Adjusted (1)	71.9	71.1
OPERATING MARGIN %:
Unadjusted	3.6	3.7
Adjusted (1), (2)	3.9	4.0
PRETAX MARGIN %:
Unadjusted	2.2	2.4
Adjusted (1), (2)	2.5	2.7

SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$391,730	$371,932	5.3
Pre-tax adjustments:
Catastrophic events	(1,075)	6,550
Adjusted Finance, insurance and other revenue, net (1)	$390,655	$378,482	3.2
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$8,536,524	$8,596,934	(0.7)
Pre-tax adjustments:
Catastrophic events	(1,075)	6,550
Adjusted Total Revenues (1)	$8,535,449	$8,603,484	(0.8)
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,363,800	$1,351,333	0.9
Pre-tax adjustments:
Catastrophic events	(1,075)	6,550
Adjusted Total Gross Profit (1)	$1,362,725	$1,357,883	0.4
SAME STORE SG&A RECONCILIATION:
As reported	$979,531	$973,412	0.6
Pre-tax adjustments:
Catastrophic events	(6,417)	(8,792)
Gain (loss) on real estate and dealership transactions	2,372	(798)
Legal settlements	(1,285)	1,113
Adjusted Same Store SG&A (1)	$974,201	$964,935	1.0
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	16.0	15.7
Adjusted (1)	16.0	15.8
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,707	$1,641	4.0
Adjusted (1)	$1,703	$1,670	2.0
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.5	11.3
Adjusted (1)	11.4	11.2
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.8	72.0
Adjusted (1)	71.5	71.1
SAME STORE OPERATING MARGIN %:
Unadjusted	3.4	3.7
Adjusted (1), (3)	3.9	4.0

(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of Revenues and SG&A reconciling items above, as well as non-cash asset impairment charges of $43,398 for the twelve months ended December 31, 2018 and $12,762 for the twelve months ended December 31, 2017.
(3) Excludes the impact of Same Store Revenues and SG&A reconciling items above, as well as non-cash asset impairment charges of $42,154 for the twelve months ended December 31, 2018 and $11,034 for the twelve months ended December 31, 2017.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2018	2017	% Increase/ (Decrease)
OPERATING MARGIN %:
Unadjusted	0.4	0.8
Adjusted (1), (2)	0.5	0.8
PRETAX MARGIN %:
Unadjusted	(0.2)	0.3
Adjusted (1), (2)	(0.1)	0.3
SAME STORE OPERATING MARGIN %:
Unadjusted	0.3	0.8
Adjusted (1), (2)	0.4	0.8

(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of non-cash asset impairment charges of $485 for the three months ended December 31, 2018.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Twelve Months Ended December 31,
	2018	2017	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$240,403	$191,570	25.5
Pre-tax adjustments:
Acquisition costs	—	(288)
Adjusted SG&A (1)	$240,403	$191,282	25.7
SG&A AS % REVENUES:
Unadjusted	9.9	9.6
Adjusted (1)	9.9	9.6
SG&A AS % OF GROSS PROFIT:
Unadjusted	85.9	85.0
Adjusted (1)	85.9	84.9
OPERATING MARGIN %:
Unadjusted	1.1	1.3
Adjusted (1), (2)	1.1	1.3
PRETAX MARGIN %:
Unadjusted	0.5	0.9
Adjusted (1), (2)	0.6	0.9
SAME STORE SG&A RECONCILIATION:
As reported	$196,899	$186,160	5.8
Pre-tax adjustments:
Acquisition costs	—	(288)
Adjusted Same Store SG&A (1)	$196,899	$185,872	5.9
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.1	9.6
Adjusted (1)	10.1	9.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	86.3	84.1
Adjusted (1)	86.3	84.0
SAME STORE OPERATING MARGIN %:
Unadjusted	1.0	1.4
Adjusted (1), (3)	1.1	1.4

(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $485 for the twelve months ended December 31, 2018.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $485 for the twelve months ended December 31, 2018.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2018	2017	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$12,368	$13,356	(7.4)
Severance costs	—	(475)
Adjusted SG&A (1)	$12,368	$12,881	(4.0)
SG&A AS % REVENUES:
Unadjusted	10.5	10.7
Adjusted (1)	10.5	10.3
SG&A AS % GROSS PROFIT:
Unadjusted	84.4	91.7
Adjusted (1)	84.4	88.4
OPERATING MARGIN %:
Unadjusted	1.6	(4.7)
Adjusted (1), (2)	1.6	1.1
PRETAX MARGIN %:
Unadjusted	1.3	(4.9)
Adjusted (1), (2)	1.3	0.9
SAME STORE SG&A RECONCILIATION:
As reported	$11,472	$13,459	(14.8)
Pre-tax adjustments:
Severance costs	—	(475)
Adjusted Same Store SG&A (1)	$11,472	$12,984	(11.6)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.5	10.7
Adjusted (1)	10.5	10.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	83.4	92.4
Adjusted (1)	83.4	89.1
SAME STORE OPERATING MARGIN %:
Unadjusted	1.7	(4.8)
Adjusted (1), (3)	1.7	1.0

(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $6,744 for the three months ended December 31, 2017.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $6,744 for the three months ended December 31, 2017.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Twelve Months Ended December 31,
	2018	2017	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$50,590	$50,651	(0.1)
Pre-tax adjustments:
Severance costs	—	(475)
Legal settlements	(3,670)	—
Adjusted SG&A (1)	$46,920	$50,176	(6.5)
SG&A AS % REVENUES:
Unadjusted	11.5	11.1
Adjusted (1)	10.6	11.0
SG&A AS % OF GROSS PROFIT:
Unadjusted	93.9	92.2
Adjusted (1)	87.1	91.3
OPERATING MARGIN %:
Unadjusted	0.4	(0.9)
Adjusted (1), (2)	1.2	0.7
PRETAX MARGIN %:
Unadjusted	—	(1.0)
Adjusted (1), (2)	0.8	0.6
SAME STORE SG&A RECONCILIATION:
As reported	$48,050	$49,599	(3.1)
Pre-tax adjustments:
Severance costs	—	(475)
Legal settlements	(2,934)	—
Adjusted Same Store SG&A (1)	$45,116	$49,124	(8.2)
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.4	11.0
Adjusted (1)	10.7	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	92.6	91.0
Adjusted (1)	87.0	90.2
SAME STORE OPERATING MARGIN %:
Unadjusted	0.5	(0.7)
Adjusted (1), (3)	1.2	0.9

(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $6,744 for the twelve months ended December 31, 2017.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $6,744 for the twelve months ended December 31, 2017.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended December 31,
	2018	2017	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported
Pretax Net Income	$39,683	$58,974
Income Tax Provision	(8,965)	51,515
Net Income	$30,718	$110,489	(72.2)
Effective Tax Rate	22.6%	(87.4)%
Adjustments:
Catastrophic events
Pre-tax	(470)	—
Tax impact	114	—
(Gain) loss on real estate and dealership transactions
Pre-tax	327	—
Tax impact	(79)	—
Severance costs
Pre-tax	—	475
Tax impact	—	(122)
Legal settlements
Pre-tax	682	—
Tax impact	(167)	—
Non-cash asset impairment
Pre-tax	16,456	9,979
Tax impact	(3,775)	(3,515)
Tax rate changes
Pre-tax	—	—
Tax impact	—	(73,028)
Adjusted
Pretax Net Income	$56,678	$69,428
Income Tax Provision	(12,872)	(25,150)
Adjusted net income (1)	$43,806	$44,278	(1.1)
Effective Tax Rate	22.7%	36.2%
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED
COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$43,806	$44,278	(1.1)
Less: Adjusted earnings allocated to participating securities	1,567	1,483	5.6
Adjusted net income available to diluted common shares (1)	$42,239	$42,795	(1.3)
DILUTED (LOSS) INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.62	$5.27	(69.3)
After-tax adjustments:
Catastrophic events	(0.02)	—
(Gain) loss on real estate and dealership transactions	0.01	—
Severance costs	—	0.02
Legal settlements	0.03	—
Non-cash asset impairment	0.67	0.30
Tax rate changes	—	(3.48)
Adjusted diluted income per share (1)	$2.31	$2.11	9.5

FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$123,991	$114,705	8.1
Pre-tax adjustments:
Catastrophic events	(1,075)	—
Adjusted Finance, insurance and other revenue, net (1)	$122,916	$114,705	7.2
TOTAL REVENUES RECONCILIATION:
As reported	$2,908,812	$2,920,405	(0.4)
Pre-tax adjustments:
Catastrophic events	(1,075)	—
Adjusted Total Revenues (1)	$2,907,737	$2,920,405	(0.4)
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$432,066	$425,675	1.5
Pre-tax adjustments:
Catastrophic events	(1,075)	—
Adjusted Total Gross Profit (1)	$430,991	$425,675	1.2
SG&A RECONCILIATION:
As reported	$323,847	$309,521	4.6
Pre-tax adjustments:
Catastrophic events	(605)	—
Gain (loss) on real estate and dealership transactions	(327)	—
Severance costs	—	(475)
Legal settlements	(682)	—
Adjusted SG&A (1)	$322,233	$309,046	4.3
TOTAL GROSS MARGIN %:
Unadjusted	14.9	14.6
Adjusted (1)	14.8	14.6
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,582	$1,495	5.8
Adjusted (1)	$1,568	$1,495	4.9
SG&A AS % REVENUES:
Unadjusted	11.1	10.6
Adjusted (1)	11.1	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	75.0	72.7
Adjusted (1)	74.8	72.6
OPERATING MARGIN %:
Unadjusted	2.6	3.1
Adjusted (1), (2)	3.2	3.5
PRETAX MARGIN %:
Unadjusted	1.4	2.0
Adjusted (1), (2)	1.9	2.4
SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$118,624	$113,007	5.0
Pre-tax adjustments:
Catastrophic events	(1,075)	—
Adjusted Finance, insurance and other revenue, net (1)	$117,549	$113,007	4.0
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$2,790,690	$2,876,798	(3.0)
Pre-tax adjustments:
Catastrophic events	(1,075)	—
Adjusted Total Revenues (1)	$2,789,615	$2,876,798	(3.0)

SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$417,213	$418,925	(0.4)
Pre-tax adjustments:
Catastrophic events	(1,075)	—
Adjusted Total Gross Profit (1)	$416,138	$418,925	(0.7)
SAME STORE SG&A RECONCILIATION:
As reported	$307,954	$304,422	1.2
Pre-tax adjustments:
Catastrophic events	(605)	—
Severance costs	—	(475)
Legal settlements	(682)	—
Adjusted Same Store SG&A (1)	$306,667	$303,947	0.9
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	15.0	14.6
Adjusted (1)	14.9	14.6
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,588	$1,491	6.5
Adjusted (1)	$1,574	$1,491	5.6
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.0	10.6
Adjusted (1)	11.0	10.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.8	72.7
Adjusted (1)	73.7	72.6
SAME STORE OPERATING MARGIN %:
Unadjusted	2.7	3.2
Adjusted (1), (3)	3.3	3.5

(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of Revenues and SG&A reconciling items above, as well as non-cash asset impairment charges of $16,456 for the three months ended December 31, 2018 and $9,980 for the three months ended December 31, 2017.
(3) Excludes the impact of Same Store Revenues and SG&A reconciling items above, as well as non-cash asset impairment charges of $16,456 for the three months ended December 31, 2018 and $8,258 for the three months ended December 31, 2017.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)

	Twelve Months Ended December 31, 2018
	2018	2017	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported
Pretax Net Income	$205,403	$219,003
Income Tax Provision	(47,631)	(5,561)
Net Income	$157,772	$213,442	(26.1)
Effective Tax Rate	23.2%	2.5%
Adjustments:
Catastrophic events
Pre-tax	5,342	15,342
Tax impact	(1,330)	(5,926)
(Gain) loss on real estate and dealership transactions
Pre-tax	(25,186)	798
Tax impact	6,087	(301)
Severance costs
Pre-tax	—	475
Tax impact	—	(122)
Acquisition costs
Pre-tax	—	288
Tax impact	—	—
Legal settlements
Pre-tax	4,955	(1,113)
Tax impact	(854)	426
Non-cash asset impairment
Pre-tax	43,883	19,505
Tax impact	(10,368)	(7,094)
Allowance for uncertain tax positions
Pre-tax	—	—
Tax impact	—	834
Tax rate changes
Pre-tax	—	—
Tax impact	(705)	(73,028)
Adjusted
Pretax Net Income	$234,397	$254,298
Income Tax Provision	(54,801)	(90,772)
Adjusted net income (1)	$179,596	$163,526	9.8
Effective Tax Rate	23.4%	35.7%
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED
COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$179,596	$163,526	9.8
Less: Adjusted earnings allocated to participating securities	6,169	5,738	7.5
Adjusted net income available to diluted common shares (1)	$173,427	$157,788	9.9

DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$7.83	$10.08	(22.3)
After-tax adjustments:
Catastrophic events	0.20	0.45
(Gain) loss on real estate and dealership transactions	(0.95)	0.03
Severance costs	—	0.01
Acquisition costs including related tax impact	—	0.01
Legal settlements	0.21	(0.03)
Non-cash asset impairment	1.65	0.59
Allowance for uncertain tax positions	—	0.04
Tax rate changes	(0.03)	(3.45)
Adjusted diluted income per share (1)	$8.91	$7.73	15.3
FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$467,453	$429,002	9.0
Pre-tax adjustments:
Catastrophic events	(1,075)	6,550
Adjusted Finance, insurance and other revenue, net (1)	$466,378	$435,552	7.1
TOTAL REVENUES RECONCILIATION:
As reported	$11,601,358	$11,123,721	4.3
Pre-tax adjustments:
Catastrophic events	(1,075)	6,550
Adjusted Total Revenues (1)	$11,600,283	$11,130,271	4.2
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,725,093	$1,645,509	4.8
Pre-tax adjustments:
Catastrophic events	(1,075)	6,550
Adjusted Total Gross Profit (1)	$1,724,018	$1,652,059	4.4
SG&A RECONCILIATION:
As reported	$1,273,057	$1,226,195	3.8
Pre-tax adjustments:
Catastrophic events	(6,417)	(8,792)
Gain (loss) on real estate and dealership transactions	25,186	(798)
Severance costs	—	(475)
Acquisition costs	—	(288)
Legal settlements	(4,955)	1,113
Adjusted SG&A (1)	$1,286,871	$1,216,955	5.7
TOTAL GROSS MARGIN %:
Unadjusted	14.9	14.8
Adjusted (1)	14.9	14.8
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,468	$1,420	3.4
Adjusted (1)	$1,464	$1,442	1.5
SG&A AS % REVENUES:
Unadjusted	11.0	11.0
Adjusted (1)	11.1	10.9
SG&A AS % OF GROSS PROFIT:
Unadjusted	73.8	74.5
Adjusted (1)	74.6	73.7
OPERATING MARGIN %:
Unadjusted	2.9	3.1
Adjusted (1), (2)	3.2	3.4

PRETAX MARGIN %:
Unadjusted	1.8	2.0
Adjusted (1), (2)	2.0	2.3
SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$446,148	$423,801	5.3
Pre-tax adjustments:
Catastrophic events	(1,075)	6,550
Adjusted Finance, insurance and other revenue, net (1)	$445,073	$430,351	3.4
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$10,916,787	$10,993,532	(0.7)
Pre-tax adjustments:
Catastrophic events	(1,075)	6,550
Adjusted Total Revenues (1)	$10,915,712	$11,000,082	(0.8)
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,643,882	$1,627,047	1.0
Pre-tax adjustments:
Catastrophic events	(1,075)	6,550
Adjusted Total Gross Profit (1)	$1,642,807	$1,633,597	0.6
SAME STORE SG&A RECONCILIATION:
As reported	$1,224,480	$1,209,171	1.3
Pre-tax adjustments:
Catastrophic events	(6,417)	(8,792)
Gain (loss) on real estate and dealership transactions	2,372	(798)
Severance costs	—	(475)
Acquisition costs	—	(288)
Legal settlements	(4,220)	1,113
Adjusted Same Store SG&A (1)	$1,216,215	$1,199,931	1.4
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	15.1	14.8
Adjusted (1)	15.0	14.9
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,493	$1,418	5.3
Adjusted (1)	$1,490	$1,440	3.5
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.2	11.0
Adjusted (1)	11.1	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	74.5	74.3
Adjusted (1)	74.0	73.5
SAME STORE OPERATING MARGIN %:
Unadjusted	2.9	3.1
Adjusted (1), (3)	3.3	3.4

(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of Revenues and SG&A reconciling items above, as well as non-cash asset impairment charges of $43,883 for the twelve months ended December 31, 2018 and $19,506 for twelve months ended December 31, 2017.
(3) Excludes the impact of Same Store Revenues and SG&A reconciling items above, as well as non-cash asset impairment charges of $42,639 for the twelve months ended December 31, 2018 and $17,778 for the twelve months ended December 31, 2017.